UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2017

CERULEAN PHARMA INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36395	20-4139823
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

35 Gatehouse Drive Waltham, MA		02451
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (781) 996-4300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Adrian Senderowicz, M.D.

On June 6, 2017, Cerulean Pharma Inc. (the “Company”) and Adrian Senderowicz, M.D., Senior Vice President and Chief Medical Officer of the Company, agreed that Dr. Senderowicz’s last day of employment with the Company will be June 15, 2017. Dr. Senderowicz’s decision to terminate his employment with the Company did not involve any disagreement with the Company, the Company’s management or the Board of Directors.

The terms of Dr. Senderowicz’s existing retention agreement with the Company were previously described in Amendment No. 1 to the Company’s Annual Report on Form 10-K/A for the fiscal year ended December 31, 2016, filed by the Company on April 28, 2017. The Company expects that, pursuant to the terms of the retention agreement, following Dr. Senderowicz’s termination, he shall remain eligible for the health assistance payment and management change in control bonus described therein and shall not be required to repay his retention bonus in connection with his termination.

Departure of Scott Eliasof, Ph.D.

On June 6, 2017, the Company and Scott Eliasof, Ph.D., Senior Vice President and Chief Scientific Officer agreed that Dr. Eliasof’s last day of employment with the Company will be June 30, 2017. Dr. Eliasof’s decision to terminate his employment with the Company did not involve any disagreement with the Company, the Company’s management or the Board of Directors.

The terms of Dr. Eliasof’s existing retention agreement with the Company were previously described in Amendment No. 1 to the Company’s Annual Report on Form 10-K/A for the fiscal year ended December 31, 2016, filed by the Company on April 28, 2017. The Company expects that, pursuant to the terms of the retention agreement, following Dr. Eliasof’s termination he shall remain eligible for the health assistance payment and management change in control bonus described therein and shall not be required to repay his retention bonus in connection with his termination.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERULEAN PHARMA INC.

Date: June 9, 2017	By:	/s/ Christopher D.T. Guiffre
Christopher D.T. Guiffre President and Chief Executive Officer